UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

STERIS plc

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on July 31, 2018.

Meeting Information
STERIS plc	Meeting Type: Annual General Meeting
For holders as of: May 30, 2018
Date: July 31, 2018 Time: 9:00 A.M. British Summer Time
Location: The offices of Lazard 50 Stratton Street London, England W1J 8LL United Kingdom

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT        FISCAL 2018 ANNUAL REPORT    ANNUAL REPORT AND ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2018

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                       1) BY INTERNET:         www.proxyvote.com

                                       2) BY TELEPHONE:     1-800-579-1639

                                       3) BY E-MAIL*:              sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 17, 2018 to facilitate timely delivery.

—  How To Vote  —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items

The Board of Directors recommends you vote “For” all of the following proposals (all proposals are ordinary resolutions):
1.	Re-election of Directors
Nominees:

4.      To authorize the Directors of the Company or the Audit Committee to determine the remuneration of Ernst & Young LLP as the Company’s U.K. statutory auditor.

5.      To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to the disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis and the tabular and narrative disclosure contained in the Company’s proxy statement dated June 12, 2018.

6.      To approve, on a non-binding advisory basis, the Directors’ Remuneration Report for the period ended March 31, 2018 contained within the Company’s U.K. annual report and accounts for the year ended March 31, 2018.

7.      To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

	1a.	Richard C. Breeden
	1b.	Cynthia L. Feldmann
	1c.	Dr. Jacqueline B. Kosecoff
	1d.	David B. Lewis
	1e.	Sir Duncan K. Nichol
	1f.	Walter M Rosebrough, Jr.
	1g.	Dr. Nirav R. Shah
	1h.	Dr. Mohsen M. Sohi
	1i.	Dr. Richard M. Steeves
	1j.	Loyal W. Wilson
	1k.	Dr. Michael B. Wood
2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending March 31, 2019.
3.	To appoint Ernst & Young LLP as the Company’s U.K. statutory auditor under the Act to hold office until the conclusion of the Company’s next Annual General Meeting.

Voting Instructions